UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 29, 2003

Golf Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-22091	33-0724736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14 North Adger’s Wharf, Charleston, SC  29401

(Address of principal executive offices) (Zip Code)

(843) 723-4653

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report.)

Item 5.  Other Events and Required FD Disclosure.

On August 29, 2003, Golf Trust of America, Inc. (the “Company”) and Scott D. Peters, our Senior Vice President and Chief Financial Officer, entered in to a Fourth Amended and Restated Employment Agreement (the “Agreement”).

A copy of the Agreement and the related General Release are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)               Financial Statements of Businesses Acquired.

Not applicable.

(b)              Pro Forma Financial Information.

Not applicable.

(c)               Exhibits

The following exhibits are filed with this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description

10.1	Fourth Amended and Restated Employment Agreement, dated as of August 29, 2003, by and between Golf Trust of America, Inc. and Scott D. Peters.

10.2	General Release, dated as of August 29, 2003, by and between Golf Trust of America, Inc. and Scott D. Peters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLF TRUST OF AMERICA, INC.
(Registrant)

Date: October 8, 2003	By:	/s/ W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description

10.1	Fourth Amended and Restated Employment Agreement dated as of August 29, 2003 by and between Golf Trust of America, Inc. and Scott D. Peters.

10.2	General Release, dated as of August 29, 2003, by and between Golf Trust of America, Inc. and Scott D. Peters.